Exhibit 10.21

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

FIFTH AMENDMENT – SPONSORED RESEARCH AGREEMENT (AWD010075)

This Fifth Amendment to the Sponsored Research Agreement [***] (the “FIFTH AMENDMENT”) is effective as of November 19, 2020 (the “Fifth Amendment Effective Date”) between Oncopia Therapeutics Inc. (“Sponsor”) having an address at [***] and the Regents of the University of Michigan, a constitutional corporation of the State of Michigan, having a place of business at [***] (“University,” and together with the Sponsor, the “PARTIES”).

WHEREAS, the PARTIES have entered into a Sponsored Research Agreement [***] having an effective date of January 1, 2018 (the agreement [***] and the agreement effective date, the “Original Effective Date”) and amendments effective January 2, 2018 (the “FIRST AMENDMENT”), January 1, 2019 (the “SECOND AMENDMENT”), July 11, 2019 (the “THIRD AMENDMENT”) and March 18, 2020 (the “FOURTH AMENDMENT”, and together with the [***] the FIRST AMENDMENT, the SECOND AMENDMENT, and the THIRD AMENDMENT, the “MICHIGAN SRA”) for research under the direction of [***];

WHEREAS, the PARTIES entered into that certain license agreement on August 22, 2016 and amended September 13, 2016, through an assignment from [***] to Oncopia Therapeutics, LLC on November 17, 2017, and subsequently amended on July 30, 2018 and March 15, 2019 covering OTT files [***] and which files include certain inventions related to [***] (the [***] License Agreement”);

WHEREAS, the PARTIES entered into that certain license agreement on July 30, 2018 covering OTT files [***] which files include certain inventions related to [***] respectively (the “[***] License Agreement”);

WHEREAS, the PARTIES entered into that certain amended and restated license agreement dated as of November 16, 2020 (the “Amended and Restated License Agreement”), which consolidated the [***] License Agreement and the [***] License Agreement; and

WHEREAS, the PARTIES now wish to amend the MICHIGAN SRA to extend the project period and add additional funding to support new and ongoing research related to discovery and optimization of [***].

NOW, THEREFORE, the PARTIES agree to hereby amend the MICHIGAN SRA as follows:

1.	Definition of Project Plan. Paragraph 1.2 of the MICHIGAN SRA is hereby amended and restated in its entirety as follows:

“1.2 “Project Plan” shall mean the respective Project Plans and associated budget for the applicable calendar year as mutually agreed upon by the Parties under the direction of [***] as Project Director as appended hereto and made a part of this Agreement as

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Attachment A and successively numbered attachments (e.g., Attachment A-2, Attachment A-3, Attachment A-4, and Attachment A-5). For clarity and notwithstanding the foregoing, the plan set forth in Attachment A-5 shall initially be deemed the Project Plan for calendar years 2021, 2022 and 2023.”

2.	Definition of Contract Period. Paragraph 1.3 of the MICHIGAN SRA is hereby amended and restated in its entirety as follows:

“1.3 “Contract Period” means the Initial Period and any Renewal Period (as defined below), unless earlier terminated pursuant to this Agreement. For purposes of this definition, the “Initial Period” means the period beginning January 1, 2018, through December 31, 2023.”

3.	Definition of Field of Use. Paragraph 1.5 of the MICHIGAN SRA is hereby amended and restated in its entirety as follows:

“1.5 “Field of Use”

1.5.1 “Field of Use 1” means treatment, palliation, prevention and diagnosis of [***] conceived during the course of providing services under any Project Plan. In addition, Field of Use 1 includes the measurement, indication and/or prediction of the pharmacologic response to any treatment, palliation, prevention or diagnosis of [***] conceived during the course of providing services under any Project Plan.

1.5.2 “Field of Use 2” means treatment, palliation, prevention and diagnosis of [***], conceived during the course of providing services under any Project Plan. In addition, Field of Use 2 includes the measurement, indication and/or prediction of the pharmacologic response to any treatment, palliation, prevention or diagnosis of [***] conceived during the course of providing services under any Project Plan.”

4.	Definition of Joint Intellectual Property. Paragraph 1.7 of the MICHIGAN SRA is hereby amended and restated in its entirety as follows:

“1.7 “Joint Intellectual Property” shall mean individually and collectively all inventions, disclosures, improvements, modifications or discoveries that satisfy all of the following: are conceived or made jointly as defined in U.S. Patent law or other applicable U.S. intellectual property law, whether or not patentable or copyrightable [***].”

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

5.	Definition of University Intellectual Property. Paragraph 1.9 of the MICHIGAN SRA is hereby amended and restated in its entirety as follows:

“1.9 “University Intellectual Property” shall mean individually and collectively all inventions, disclosures, improvements, modification or discoveries, whether or not patentable or copyrightable, which are conceived or made solely as defined by U.S. Patent law or other applicable U.S. intellectual property law [***].”

6.	Project Plan Revisions. Paragraph 2.1 of the MICHIGAN SRA is hereby renumbered “2.1(a)” and a new Paragraph 2.1(b) is hereby added as follows:

“2.1(b) Between [***] and [***] Sponsor shall have the right to fund research projects conducted by, or under the direction of, Project Director for up to a total of [***] targets of interest (in addition to research projects for each target of interest listed in Attachment A-4). Sponsor and Project Director shall agree in writing to research projects for such targets from time to time, including in accordance with Paragraph 3.1. Further, the Parties anticipate that Sponsor will fund research projects on [***] new targets in each of calendar years [***] but Sponsor may fund (x) fewer than [***] research projects on new targets for a particular calendar year in such period (in which case, Sponsor may fund additional research projects on new targets in any following calendar year) or (y) more than [***] research projects on targets for a particular calendar year in such period, so long as, in each case, the number of research projects for targets funded by Sponsor hereunder for calendar years [***] does not exceed [***] in the aggregate; provided that Sponsor can fund more than [***] research projects on new targets of interest by funding the reasonable out-of-pocket cost associated with any such additional research project to the extent not otherwise covered by the budget for the applicable calendar year.

Upon agreement between Sponsor and University of any research project for a target in accordance with the foregoing paragraph, the Project Plan shall be deemed automatically updated to include such research project.

The Parties agree that different research projects will require different levels of effort and resources, so Sponsor and Project Director will work together in good faith to ensure that the aggregate

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

research effort in each calendar year is consistent with the budget for such calendar year. For the avoidance of doubt, the Parties agree that feasibility or advisory discussions around a potential project/target will not constitute a standalone research project for such potential project/target.”

7.	Reports. Paragraph 3.1 of the MICHIGAN SRA is hereby amended and restated in its entirety as follows:

“3.1 Written program reports shall be provided by University to Sponsor not less frequently than [***] for each calendar year, and upon Sponsor’s reasonable written request to University, and a final report shall be submitted by University at the conclusion of the Contract Period. Each program report shall include a summary of University’s activities, including all actual and planned inventions, disclosures, improvements, modifications or discoveries that are conceived or made jointly as defined in U.S. Patent law, whether or not patentable or copyrightable, by the Project Director and one or more employees of University under his direct supervision, in performance of the Project Plan during a calendar year of the Contract Period. Formal oral program reports shall be provided by Project Director to Sponsor on a [***] and Project Director shall provide informal communications to Sponsor, in writing or by telecommunication on a regular, as-needed basis. In connection with such oral reports, the Parties shall add to the then-current Project Plan each project that has been, or is expected to be, performed as a result of the funding provided by Sponsor (including the research projects agreed by Sponsor and Project Director pursuant to Paragraph 2.1(b)), such that the Project Plan, as so revised, reflects current, and future projects performed as a result of the funding provided by Sponsor.”

8.	Results. Paragraph 3.3 of the MICHIGAN SRA is hereby amended and restated in its entirety as follows:

“3.3 The Sponsor may use and disclose results, information, data, know-how, research tools and reports that are generated pursuant to the Project Plan (collectively, “Results”) for any and all lawful purposes, including with respect to (i) its submissions to governmental agencies (which includes submissions for regulatory approval of any of Sponsor’s products and supporting patent applications), (ii) in connection with any research or development activities, to advisors, actual or potential acquisition partners, collaboration partners or investors and others on a need to know basis, in each case under appropriate confidentiality obligations, and (iii) to research, develop, manufacture and commercialize Sponsor’s current or new product offerings (or improvements thereto). Project Director shall deliver to Sponsor such Results on a calendar quarter basis or as may be requested by Sponsor from time to time, and in any event, within [***] after the expiration or earlier termination of this Agreement in accordance with Paragraph 7.5. Upon Sponsor’s reasonable request, University shall facilitate, and Project Director and others performing activities under the Project Plan shall provide, reasonable technical assistance for the purpose of assisting any transfer of Results, including making Project Director and others performing activities under the Project Plan available to answer questions regarding the Results. Authorized representatives of the Sponsor or its designee shall have the right, upon reasonable and advance notice, and during regular business hours, to monitor, examine and inspect the University’s and Project Director’s facilities and records associated with this Project Plan, and inspect and copy all work products relating to the Project Plan in accordance with this Agreement.”

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

9.	Costs, Billings and Other Support. Paragraph 4.1 of the MICHIGAN SRA is hereby amended and restated in its entirety as follows:

“4.1 It is agreed that total costs to Sponsor for the performance of services and purchase of equipment necessary to complete the Project Plan during the first calendar year of the Contract Period shall be but not exceed, [***] as shown on Attachment B. Total costs to Sponsor for the performance of services and purchase of equipment necessary to complete the Project Plan during the second calendar year of the Contract Period shall be but not exceed, [***] as shown on Attachment B-2. Total costs to Sponsor for the performance of services and purchase of equipment necessary to complete the Project Plan during the third calendar year of the Contract Period shall be but not exceed, [***] as shown Attachment on B-4. Total costs to Sponsor for the performance of services and purchase of equipment necessary to complete the Project Plan during the 2021, 2022, and 2023 calendar years shall be but not exceed [***] respectively, as shown on Attachment B-5.

Payments to the University by Sponsor over the Contract Period are described below. All payments in US dollars shall be made in accordance with the table below:

Calendar Year from January 1 to December 31	Full Amount Due
[***]	[***]	[***	]
[***]	[***]	[***	]
[***]	[***]	[***	]
[***]	[***]	[***	]
[***]	[***]	[***	]
[***]	[***]	[***	]
Total	[***]	[***	]”

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

10.	Patent Applications. Paragraph 7.4 of the MICHIGAN SRA is hereby amended and restated in its entirety as follows:

“7.4 Following submission of an invention disclosure to the University’s Office of Technology Transfer that describes the conception or reduction to practice of Intellectual Property by the Project Director in performance of this Agreement, the [***] will notify [***] within [***] of such disclosure. Unless [***] directs that a patent application or application for other intellectual property protection not be filed, [***] shall promptly prepare, file, and prosecute such U.S. and foreign application in [***] name, or in the names of both parties if the invention is Joint Intellectual Property and the [***] incurred in connection with such preparation, filing, prosecution, and maintenance of U.S. and foreign application(s). [***] shall cooperate with [***] to assure that such application(s) will cover, to the best of [***] knowledge, all items of commercial interest and importance. While [***] shall be responsible for making decisions regarding scope and content of application(s) to be filed and prosecution thereof, [***] shall [***] shall inform [***] of all developments with respect to such application(s) and shall promptly supply to [***] copies of all papers received and filed in connection with the prosecution thereof in sufficient time for [***] to comment thereon.”

11.	Grant of Rights. Paragraph 8.2 of the MICHIGAN SRA is hereby amended and restated in its entirety as follows:

“8.2.1 With respect to University Intellectual Property and/or Joint Intellectual Property within the Field of Use 1, unless Sponsor requests that such University Intellectual Property and the University’s interest in Joint Intellectual Property not be added to the definition of PREDECESSOR PATENT RIGHTS in the Amended and Restated License Agreement, such request to be within [***] from the date of the University’s disclosure to Sponsor, Sponsor and University agree that such University Intellectual Property and the University’s interest in Joint Intellectual Property shall be deemed to be added.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

8.2.2 With respect to University Intellectual Property and/or Joint Intellectual Property within the Field of Use 2, unless Sponsor requests that such University Intellectual Property and the University’s interest in Joint Intellectual Property not be added to the definition of ONCOPIA PATENT RIGHTS or FUTURE PATENT RIGHTS, as applicable, in the Amended and Restated License Agreement, such request to be within [***] from the date of the University’s disclosure to Sponsor, Sponsor and University agree that such University Intellectual Property and the University’s interest in Joint Intellectual Property shall be deemed to be added.”

12.	Third Party Funding. A new Paragraph 8.8 is hereby added to the MICHIGAN SRA as follows:

“8.8 University agrees that Sponsor shall be only for-profit entity to provide research funding for Project Director for any project included in the Project Plan. In the event that a different for-profit entity offers to provide research funding to Project Director related to any [***] in each case not contemplated by the then-current Project Plan, University shall notify such entity that Sponsor is providing research funding to Project Director in related areas and has the option to provide research funding in the requested area. [***].”

13.	Term. Paragraph 9.1 of the MICHIGAN SRA is hereby amended and restated in its entirety as follows:

“9.1 This Agreement shall become effective upon the date first written above and shall continue in effect for the full duration of the Contract Period (which as of the Fifth Amendment Effective Date, is the Initial Period). Upon Sponsor’s written request provided prior to the end of the then-current calendar year, Sponsor may extend the Contract Period for up to [***] (each, a “Renewal Period”), in each case subject to mutual agreement on the Project Plan and budget to reflect the research being performed during the applicable Renewal Period, which Sponsor and the University agree to work toward in good faith. Sponsor may terminate this Agreement upon [***] prior written notice to the University. The Sponsor or the University may terminate the Agreement or the Project Plan or any portion thereof, immediately if they determine that the safety of persons participating will be compromised if the work continues. The University may terminate this Agreement upon [***] prior written notice to Sponsor if in the opinion of the University, as advised by legal counsel, continuation would violate any law, or regulation. [***]. In addition, if the performance of this Agreement by the University is prevented, restricted or delayed by reason of any cause beyond the reasonable control of the University, unless conclusive evidence to the contrary is provided, the University shall be excused from performing to the extent reasonable. When such circumstances arise, the parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.”

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

14.	Project Plan. Attachment A-5 hereto shall be added as Attachment A-5 to the MICHIGAN SRA.

15.	Budget. Attachment B-5 hereto shall be added as Attachment B-5 to the MICHIGAN SRA.

16.

Diligence. Sponsor agrees (directly or through one or more affiliates or other third parties) to achieve the diligence milestones listed on Attachment C hereto (which shall be added as Attachment C to the MICHIGAN SRA) within [***] of the Fifth Amendment Effective Date. If Sponsor (or any third party) does not achieve any such milestone within [***] of the Fifth Amendment Effective Date and if University provides written notice thereof within sixty [***] after the [***] anniversary of the Fifth Amendment Effective Date, Sponsor shall not have the right to renew the MICHIGAN SRA for the Renewal Period pursuant to Paragraph 9.1. This Paragraph 16 states the sole and exclusive remedy of MICHIGAN in the event Sponsor fails to achieve such milestones within such time period.

17.

General. Notwithstanding the prior amendments, the provisions of this FIFTH AMENDMENT are deemed effective as of the Fifth Amendment Effective Date. Except as specifically modified and amended above, all other terms and conditions of the MICHIGAN SRA remain unchanged and in effect and are hereby ratified and adopted as though fully set forth herein.

[Remainder of Page Intentionally Left Blank]

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

IN WITNESS WHEREOF, the PARTIES have entered into this FIFTH AMENDMENT as of the FIFTH AMENDMENT EFFECTIVE DATE.

ONCOPIA THERAPEUTICS, INC.		THE REGENTS OF THE UNIVERSITY OF MICHIGAN

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

[Signature Page to the Fifth Amendment to the Michigan SRA]

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Attachment A-5

Project Plan

[***]